                                                                [LOGO]
                                                               ADVANTUS
                                                           FAMILY OF FUNDS



                                                   ANNUAL REPORT TO SHAREHOLDERS
                                                           ADVANTUS VENTURE FUND



                                                                   JULY 31, 1997

ADVANTUS VENTURE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     6

STATEMENT OF ASSETS AND LIABILITIES           8

STATEMENT OF OPERATIONS                       9

STATEMENT OF CHANGES IN NET ASSETS           10

NOTES TO FINANCIAL STATEMENTS                11

INDEPENDENT AUDITORS' REPORT                 15

FEDERAL INCOME TAX INFORMATION               16

SHAREHOLDER SERVICES                         17

September 15, 1997                                                       [PHOTO]

Dear Shareholders:

The last six months have certainly provided first hand evidence of a market in fluctuation. In the first calendar quarter of 1997, inflation fears linked to a
5.6 percent rise in the GDP caused the Federal Reserve to increase short-term money rates by 1/4 percent at the end of March. This "preemptive strike" combined with market expectations of an additional increase by the Federal Reserve in May caused a strong reaction in the market.

The expected inflation has not materialized. With second calendar quarter GDP growth expected to come in at around 2 percent, corporate earnings reports strong, and without an additional increase in interest rates by the Federal Reserve, the market rebounded sharply in May and has continued strong though June and July. July provided the best monthly performance since 1991, driving the year to date performance to 30.22 percent.

However, not all stocks performed equally. The largest 100 stocks in the S&P 500 based on market capitalization continue to lead the index. And at least one measure of stock price volatility, standard deviation of returns, is up in 1997. Standard deviation of returns statistically measures the potential range of future returns given the range of returns for the current time period. Therefore, a higher number means the statistical potential of future returns is much wider, both higher and lower. Through the second calendar quarter, the standard deviation of returns for 1997 was 15.4 percent, up from the average in 1992 through 1996 of 9.8 percent.

In the bond market, investment grade bonds posted low single digit returns through the first seven months of 1997. As signs of slower economic growth and low inflation encouraged bond investors, interest rates fell to the lower end of their recent range.

All indicators point to a continuation of strong market performance through the remainder of the year. Stable economic growth in the range of 1 to 4 percent is expected through 1997. Long-term inflation will be contained by cheap global labor, technology and corporate productivity enhancements. Although market equity valuations are high, there is additional room for growth as corporations continue to show increases in earnings and profits.

The market will still find things to worry about: too much economic growth, the Federal Reserve's next move, monthly inflation indicators, and conflicting employment data. Occasional scares will translate into continued volatility; in interest rates in the bond market, and stock prices in the stock market. We view these possibilities as buying opportunities. We see the corporate bond and mortgage markets continuing to expand, with the expectation of high single digit return potential through the end of the year. Stock market growth will likely slow as corporations find it increasingly difficult to maintain current earnings and profitability growth rates. Choosing the right securities in a fluctuating environment, and maintaining a long-term view in the midst of short-term volatility requires experience and expertise. Advantus Capital Management provides you with a professional staff of experienced money managers able to sift through the noise in the marketplace and maintain a stable investment discipline. We also have the long-term outlook required to develop thoughtful, well-conceived investment strategies for you. We appreciate your continued confidence in our ability to provide you with prudent, competitive investment performance.

Sincerely,

       [SIGNATURE]
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS VENTURE FUND
PERFORMANCE UPDATE
[PHOTO]
MATHEW FINN, CFA
PORTFOLIO MANAGER
The Advantus Venture Fund is a mutual
fund designed for investors seeking
long-term accumulation of capital. The
Fund hopes to achieve its objective by
investing primarily in value common
stocks issued by small companies, defined in terms of market capitalization.
  - Dividends paid quarterly.
  - Capital gains distributions paid annually.
PERFORMANCE

For the period from January 31, 1997 (date of inception) to July 31, 1997, the performance of the Advantus Venture Fund was as follows for each of its three classes of shares offered:

Class A                            15.8 percent*
Class B                            15.3 percent*
Class C                            15.4 percent*

For the same period, the Russell 2000** returned 12.2 percent and the Russell 2000 Value+ returned 17.8 percent.

PORTFOLIO RECAP

The top five security positions that contributed the most to relative performance during the fiscal year were led by retail and energy. Michael's Stores, a retail chain that sells art and craft merchandise was up 80.2 percent for the year. The position has been trimmed but is still held in the Fund because operations continue to improve and further price appreciation is expected. Valero Energy Corp, an oil refinery and gas distribution company, increased in price by 51.4 percent. Valero Energy has recently divested its gas distribution operations and the stock continues to be held in the Fund. Fort Howard Corp., a low-cost manufacturer of tissue paper, returned 97.1 percent. Fort Howard's stock increased significantly as investors became aware of the firms improving operations and low valuation culminating in the merger of Fort Howard with James River Corporation. All Fort Howard stock has been sold from the Fund because the firm has grown beyond any small company measure. Peoples Heritage Savings Bank and Sovereign Bancorp returned 44.8 percent and 45.5 percent, respectively. Both companies are savings and loans that have benefited from continued earnings growth, acquisitions and a favorable banking environment. Both stocks continue to be held in the Fund.

The worst performing industries on a relative basis were led by business machines. Control Data, a developer and service provider of computer systems, was down 8.2 percent due to lackluster operating results despite a generally strong environment for computer systems. Aerospace was hurt by holdings in Rohr Industries, an aerospace part manufacturer. Rohr was down 19.9 percent and has been sold from the Fund. Hudson Foods, a producer of poultry and meat products, encountered weak poultry prices and problems in it's foreign distribution system. The net result was a stock that was down 14.9 percent. Hudson Foods remains in the Fund based on the belief that the stock is inexpensive and that operations will soon begin to improve. Finally, producer goods were hurt by the poor stock price performance of Shaw Group, a pipe fabricator. Shaw Group disappointed investors with a poor backlog announcement during the second quarter. The stock continues to be held in the Fund because backlog problems are believed to be short-term and the valuation of the stock is attractive.

                                                                ADVANTUS VENTURE
                                                                            FUND
                                                                   JULY 31, 1997

OUTLOOK

The balance between a strong economy and low inflation has always been delicate. Investors, of course, want the earnings growth that often coincides with a strong economy without having to pay for it with decreased purchasing power. The recent bull market in stocks is reflecting the best of both worlds, that is, a strong economy and low inflation levels. When this environment will change, nobody is certain. However, it can safely be assumed that we will likely see inflationary pressure, rising interest rates and a slowing economy.

Investors can be assured that the Fund will continue to focus on bottom-up stock selection based on fundamentals specific to the firm. More specifically, only companies whose stocks are identified as undervalued and whose operations are believed to be improving will find a place in the Fund. Predicting the direction of the economy is not our focus.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Russell 2000 Index represents the bottom two thirds of the largest 3,000 publicly traded companies domiciled in the United States.
+The Russell 2000 Value Index contains stock from the Russell 2000 with low price to book ratios. The Russell 2000 are the 2,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

ADVANTUS VENTURE
FUND
JULY 31, 1997

TEN LARGEST STOCK HOLDINGS

                                              MARKET     % OF STOCK
COMPANY                           SHARES      VALUE       PORTFOLIO
-------------------------------  --------   ----------   -----------
Valero Energy Corporation......   38,700    $1,664,100          5.4%
Peoples Heritage Savings
  Bank.........................   36,600     1,459,425          4.8%
Schulman, Incorporated.........   58,500     1,382,062          4.5%
Sovereign Bancorp,
  Incorporated.................   86,260     1,366,682          4.4%
Frontier Insurance Group,
  Incorporated.................   37,000     1,153,938          3.7%
Earthgrains Company............   30,000     1,098,750          3.6%
Sierra Pacific Resources,
  Incorporated.................   32,400     1,034,775          3.4%
Wicor, Incorporated............   25,500     1,023,188          3.3%
Hudson Foods, Incorporated.....   63,400     1,022,325          3.3%
Amerus Life Holdings,
  Incorporated.................   34,651       961,565          3.1%
                                            ----------          ---
                                            $12,166,810        39.5%
                                            ----------          ---
                                            ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   3.5%
Capital Goods                        9.3%
Consumer Goods and Services         23.6%
Credit Sensitive                    32.6%
Technology                           6.4%
Intermediate Goods and
Services                            24.6%

                                                                ADVANTUS VENTURE
                                                                            FUND
                                                                   JULY 31, 1997

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN THE ADVANTUS VENTURE FUND,
               RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for each of the three classes of shares of the Advantus Venture Fund compared to the Russell 2000 Value Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Venture Fund (January 31, 1997) through July 31, 1997.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
Class A:
Since inception (1/31/97)       10.0%
Class B:
Since inception (1/31/97)       10.3%
Class C:
Since inception (1/31/97)       15.4%
(Thousands)                   Class A    Class B    Class C  Russell 2000 Value Index        CPI
1/31/97                       $10,000    $10,000    $10,000                   $10,000    $10,000
2/28/97                         9,290      9,774      9,774                    10,102     10,025
3/31/97                         9,244      9,727      9,732                     9,831     10,031
4/30/97                         9,366      9,845      9,840                     9,976     10,038
5/31/97                         9,965     10,475     10,470                    10,770     10,044
6/30/97                        10,573     11,100     11,095                    11,315     10,056
7/31/97                        10,995     11,033     11,538                    11,790     10,075

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS VENTURE FUND
INVESTMENTS IN SECURITIES
JULY 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
COMMON STOCKS (96.5%)
  CAPITAL GOODS (9.3%)
    Machinery (7.1%)
     34,300   Shaw Group, Incorporated (b).................  $    664,562
     34,400   Walter Industries (b)........................       647,150
     34,300   United Dominion Industries...................       936,819
                                                             ------------
                                                                2,248,531
                                                             ------------
    Electronics (2.2%)
     23,800   Triumph Group, Incorporated (b)..............       708,050
                                                             ------------
  CONSUMER GOODS AND SERVICES (23.6%)
    Food (8.7%)
     30,000   Earthgrains Company..........................     1,098,750
     63,400   Hudson Foods, Incorporated...................     1,022,325
     23,300   International Multifoods Corporation.........       658,225
                                                             ------------
                                                                2,779,300
                                                             ------------
    Retail (4.8%)
     41,200   Brown Group, Incorporated....................       721,000
     37,100   Michael's Stores, Incorporated (b)...........       802,288
                                                             ------------
                                                                1,523,288
                                                             ------------
    Consumer Cyclicals (10.1%)
     37,000   Frontier Insurance Group, Incorporated.......     1,153,938
     38,600   Intermet Corporation.........................       651,375
     44,400   Journal Register Corporation (b).............       788,100
     36,500   Quest Diagnostics Inc. (b)...................       634,188
                                                             ------------
                                                                3,227,601
                                                             ------------
  CREDIT SENSITIVE (32.6%)
    Finance (21.5%)
     19,900   Allied Group, Incorporated...................       931,569
                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  CREDIT SENSITIVE--CONTINUED
     34,651   Amerus Life Holdings, Incorporated...........  $    961,565
     24,000   Bay View Capital Corporation.................       630,000
     19,600   Commercial Federal Corporation...............       781,550
     36,600   Peoples Heritage Savings Bank................     1,459,425
     19,600   RLI Corporation..............................       735,000
     86,260   Sovereign Bancorp, Incorporated..............     1,366,682
                                                             ------------
                                                                6,865,791
                                                             ------------
    Real Estate (11.1%)
     10,800   Apartment Investment and Management
               Company.....................................       345,600
      7,700   Felcor Suite Hotels, Incorporated............       300,300
     20,148   Kilroy Realty Corporation....................       506,219
     22,750   Liberty Property Trust.......................       600,031
     24,700   Prentiss Properties Trust....................       642,200
     25,800   Summit Properties Incorporated...............       509,550
     45,100   Sunstone Hotel Investors, Incorporated.......       631,400
                                                             ------------
                                                                3,535,300
                                                             ------------
  INTERMEDIATE GOODS AND SERVICES (24.6%)
    Energy (13.1%)
     17,700   Piedmont Natural Gas Company.................       442,500
     32,400   Sierra Pacific Resources, Incorporated.......     1,034,775
     38,700   Valero Energy Corporation....................     1,664,100

              See accompanying notes to investments in securities.

                                                           ADVANTUS VENTURE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  INTERMEDIATE GOODS AND SERVICES-- CONTINUED
     25,500   Wicor, Incorporated..........................  $  1,023,188
                                                             ------------
                                                                4,164,563
                                                             ------------
    Materials (7.9%)
     50,400   Century Aluminum Company.....................       806,400
     13,800   Gibraltar Steel Corporation (b)..............       334,650
     58,500   Schulman, Incorporated.......................     1,382,062
                                                             ------------
                                                                2,523,112
                                                             ------------
    Transportation (3.6%)
     23,900   US Freightways Corporation...................       742,393
                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  INTERMEDIATE GOODS AND SERVICES-- CONTINUED
     12,100   Teekay Shipping Corporation (c)..............  $    422,744
                                                             ------------
                                                                1,165,137
                                                             ------------
  TECHNOLOGY (6.4%)
     31,600   Control Data Systems (b).....................       637,925
     16,100   Dupont Photomasks, Incorporated (b)..........       823,112
     23,700   Imation Corporation (b)......................       582,131
                                                             ------------
                                                                2,043,168
                                                             ------------
Total common stocks
  (cost: $26,923,669)......................................    30,783,841
                                                             ------------

PRINCIPAL
----------
  SHORT-TERM SECURITIES (5.8%)
$  260,000  U.S. Treasury Bill................................       4.979%  08/28/97      259,007
 1,620,000  U.S. Treasury Bill................................       5.150%  10/02/97    1,605,825
                                                                                       -----------
            Total short-term securities (cost: $1,865,017)...........................    1,864,832
                                                                                       -----------
            Total investments in securities (cost: $28,788,686)(d)...................  $32,648,673
                                                                                       -----------
                                                                                       -----------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 1.3% of net assets in foreign securities as of July 31, 1997.
(d) At July 31, 1997 the cost of securities for federal income tax purposes was $28,816,167. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation...........  $4,333,644
Gross unrealized depreciation...........    (501,138)
                                          ----------
Net unrealized appreciation.............  $3,832,506
                                          ----------
                                          ----------

ADVANTUS VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997

                                  ASSETS
Investments in securities, at value--see accompanying
 schedule for detailed listing
 (identified cost: $28,788,686).............................  $ 32,648,673
Cash in bank on demand deposit..............................       353,613
Receivable for Fund shares sold.............................        73,225
Dividends receivable........................................        60,822
Organizational costs........................................        80,515
                                                              ------------
    Total assets............................................    33,216,848
                                                              ------------
                               LIABILITIES
Payable for investment securities purchased.................     1,211,627
Payable for Fund shares redeemed............................            37
Payable to Adviser..........................................       116,747
                                                              ------------
    Total liabilities.......................................     1,328,411
                                                              ------------
Net assets applicable to outstanding capital stock..........  $ 31,888,437
                                                              ------------
                                                              ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2
   billion shares, Class B--2 billion shares, Class C--2
   billion shares and 4 billion shares unallocated) of $.01
   par value (note 1).......................................  $     27,177
  Additional paid-in capital................................    27,255,623
  Undistributed net investment income.......................        48,272
  Accumulated net realized gains from investments...........       697,378
  Unrealized appreciation on investments....................     3,859,987
                                                              ------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $ 31,888,437
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class A Shares.........  $ 30,661,794
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class B Shares.........  $  1,051,755
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class C Shares.........  $    174,888
                                                              ------------
                                                              ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,613,034.....................  $      11.73
                                                              ------------
                                                              ------------
  Class B--Shares outstanding 89,787........................  $      11.71
                                                              ------------
                                                              ------------
  Class C--Shares outstanding 14,929........................  $      11.71
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                                                           ADVANTUS VENTURE FUND
                                                         STATEMENT OF OPERATIONS
     PERIOD FROM SEPTEMBER 4, 1996, COMMENCEMENT OF OPERATIONS, TO JULY 31, 1997

Investment income:
  Interest.........................................................................  $  94,912
  Dividends........................................................................    262,541
                                                                                     ---------
      Total investment income......................................................    357,453
                                                                                     ---------
Expenses (note 4):
  Investment advisory fee..........................................................    125,176
  Distribution fees--Class A.......................................................     40,015
  Distribution fees--Class B.......................................................      1,877
  Distribution fees--Class C.......................................................        425
  Administrative services fee......................................................     39,600
  Amortization of organizational costs.............................................      8,946
  Custodian fees...................................................................      1,823
  Auditing and accounting services.................................................      9,000
  Legal fees.......................................................................      5,932
  Directors' fees..................................................................        233
  Registration fees................................................................      3,055
  Printing and shareholder reports.................................................      1,280
  Insurance........................................................................      5,835
  Other............................................................................      2,104
                                                                                     ---------
      Total expenses...............................................................    245,301
  Less fees and expenses waived or absorbed:
    Class A distribution fees......................................................    (26,677)
    Other fund expenses............................................................     (7,397)
                                                                                     ---------
      Total fees and expenses waived or absorbed...................................    (34,074)
                                                                                     ---------
      Total net expenses...........................................................    211,227
                                                                                     ---------
      Investment income--net.......................................................    146,226
                                                                                     ---------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3).......................................    697,378
  Net change in unrealized appreciation or depreciation on investments.............  3,859,987
                                                                                     ---------
      Net gains on investments.....................................................  4,557,365
                                                                                     ---------
Net increase in net assets resulting from operations...............................  $4,703,591
                                                                                     ---------
                                                                                     ---------

                See accompanying notes to financial statements.

ADVANTUS VENTURE FUND
STATEMENT OF CHANGES IN NET ASSETS
PERIOD FROM SEPTEMBER 4, 1996, COMMENCEMENT OF OPERATIONS, TO JULY 31, 1997

Operations:
  Investment income--net....................................  $    146,226
  Net realized gains on investments.........................       697,378
  Net change in unrealized appreciation or depreciation on
   investments..............................................     3,859,987
                                                              ------------
      Increase in net assets resulting from operations......     4,703,591
                                                              ------------
Distributions to shareholders from net investment income:
    Class A.................................................      (105,109)
    Class B.................................................        (1,057)
    Class C.................................................          (734)
                                                              ------------
      Total distributions...................................      (106,900)
                                                              ------------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A.................................................    26,193,599
    Class B.................................................       957,956
    Class C.................................................       157,336
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A.................................................         3,158
    Class B.................................................         1,057
    Class C.................................................           734
  Payments for redemption of shares:
    Class A.................................................       (21,538)
    Class B.................................................          (556)
                                                              ------------
      Increase in net assets from capital share
      transactions..........................................    27,291,746
                                                              ------------
      Total increase in net assets..........................    31,888,437
Net assets at beginning of period...........................            --
                                                              ------------
Net assets at end of period (including undistributed net
 investment income of $48,272)..............................  $ 31,888,437
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                                                           ADVANTUS VENTURE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JULY 31, 1997

(1) ORGANIZATION
    Advantus Venture Fund, Inc. (the Fund) was incorporated on July 3, 1996. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund is designed for investors seeking long-term accumulation of capital. The Fund hopes to achieve its objective by investing primarily in value common stocks issued by small companies.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On September 4, 1996, Advantus Capital Management, Inc. (Advantus Capital or the Adviser) purchased 5,000 Class A shares, 5,000 Class B shares and 5,000 Class C shares. Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which is a wholly-owned subsidiary of The Minnesota Mutual Life Insurance Company (Minnesota Mutual). Inception of the Fund was January 31, 1997 when the shares became effectively registered under the Securities Exchange Act of 1933 (1933 Act). Prior to the date of inception, Minnesota Mutual purchased 2,500,000 Class A shares for $25 million.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $8,946.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period from September 4, 1996 to July 31, 1997, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $36,202,600 and $9,976,309, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formally known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C

                                                           ADVANTUS VENTURE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .10 percent. Ascend waived Class A distribution fees in the amount of $26,677 for the period ended July 31, 1997.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. The administrative service fee is $3,600 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended July 31, 1997, Advantus Capital voluntarily agreed to absorb $7,397 in expenses which were otherwise payable by the Fund.

    As of July 31, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                           NUMBER OF SHARES    PERCENTAGE OWNED
                                          ------------------  -------------------
Class A.................................        2,505,083              95.9%
Class B.................................            5,072               5.7%
Class C.................................            5,069              34.0%

    During the period ended July 31, 1997, legal fees, a portion of which are included in organizational costs, were paid to a law firm of which the Fund's secretary is a partner in the amount of $25,765.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs are being amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from September 4, 1996 to July 31, 1997 were as follows:

                                                                                       CLASS A      CLASS B      CLASS C
                                                                                      ----------  -----------  -----------
Sold................................................................................   2,614,604      89,705       14,856
Issued for reinvested distributions.................................................         303         102           73
Redeemed............................................................................      (1,873)        (20)          --
                                                                                      ----------  -----------  -----------
                                                                                       2,613,034      89,787       14,929
                                                                                      ----------  -----------  -----------
                                                                                      ----------  -----------  -----------

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for the period from January 31, 1997 (date of inception) to July 31, 1997 are as follows:

                                                                         CLASS A     CLASS B     CLASS C
                                                                        ---------   ---------   ---------
Net asset value, beginning of period..................................   $ 10.17     $10.17      $10.17
                                                                        ---------   ---------   ---------
Income from investment operations:
  Net investment income...............................................       .05        .01         .01
  Net gains or losses on securities (both realized and unrealized)....      1.55       1.54        1.54
                                                                        ---------   ---------   ---------
    Total from investment operations..................................      1.60       1.55        1.55
                                                                        ---------   ---------   ---------
Less distributions:
  Dividends from net investment income................................      (.04)      (.01)       (.01)
  Distributions from capital gains....................................        --         --          --
                                                                        ---------   ---------   ---------
    Total distributions...............................................      (.04)      (.01)       (.01)
                                                                        ---------   ---------   ---------
Net asset value, end of period........................................   $ 11.73     $11.71      $11.71
                                                                        ---------   ---------   ---------
                                                                        ---------   ---------   ---------
Total return (a) (b)..................................................      15.8%      15.3%       15.4%
Net assets, end of period (in thousands)..............................   $30,662     $1,052      $  175
Ratio of expenses to average daily net assets (d).....................      1.35%(c)    2.25%(c)    2.25%(c)
Ratio of net investment income to average daily net assets (d)........       .90%(c)     .01%(c)     .01%(c)
Portfolio turnover rate (excluding short-term securities).............      39.6%      39.6%       39.6%
Average commission rate on common stock transactions (e)..............   $ .0545     $.0545      $.0545

------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
(b) Total return is presented for the period from January 31, 1997, date of inception, to July 31, 1997.
(c) Adjusted to an annual basis.
(d) The Fund's Distributor voluntarily waived $26,677 in expenses for the period from January 31, 1997 to July 31, 1997. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.55% and the ratio of net investment income to average daily net assets would have been .70%.
(e) Average commission rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

INDEPENDENT AUDITORS' REPORT

The Board of Directors
Advantus Venture Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Venture Fund, Inc. (the Fund) as of July 31, 1997 and the related statements of operations and changes in net assets for the period from September 14, 1996, commencement of operations, to July 31, 1997, and the financial highlights for the period from January 31, 1997 (date of inception) to July 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 1997 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
September 12, 1997

ADVANTUS VENTURE FUND
FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended July 31, 1997. Dividends for the 1997 calendar year will be reported to you on Form 1099-Div in late January 1998. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

Income distribution--taxable as dividend income, 28.6% qualifying for deductions by corporations

                                                                                                                 PER
PAYABLE DATE                                                                                                    SHARE
------------------------------------------------------------------------------------------------------------  ---------
December 26, 1996...........................................................................................  $   .1267
March 26, 1997..............................................................................................      .0215
June 25, 1997...............................................................................................      .0192
                                                                                                              ---------
                                                                                                              $   .1674
                                                                                                              ---------
                                                                                                              ---------

CLASS B

Income distribution--taxable as dividend income, 28.6% qualifying for deductions by corporations

                                                                                                                 PER
PAYABLE DATE                                                                                                    SHARE
------------------------------------------------------------------------------------------------------------  ---------
December 26, 1996...........................................................................................  $   .1267
March 26, 1997..............................................................................................      .0128
June 25, 1997...............................................................................................      .0039
                                                                                                              ---------
                                                                                                              $   .1434
                                                                                                              ---------
                                                                                                              ---------

CLASS C

Income distribution--taxable as dividend income, 28.6% qualifying for deductions by corporations

                                                                                                               PER
PAYABLE DATE                                                                                                  SHARE
----------------------------------------------------------------------------------------------------------  ---------
December 26, 1996.........................................................................................  $   .1267
March 26, 1997............................................................................................      .0077
June 25, 1997.............................................................................................      .0047
                                                                                                            ---------
                                                                                                            $   .1391
                                                                                                            ---------
                                                                                                            ---------

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.9 billion in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)